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                                                                    Exhibit 23.2
                                                                    ------------



                         INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in the Registration Statement (File No. 33-88884) of Apertus Technologies Incorporated on Form S-8 (File No. 33-88884) of our report dated May 11, 1993, appearing in the Annual Report on Form 10-K of Apertus Technologies Incorporated for the year ended April 2, 1995.


                                               /s/ Deloitte & Touche LLP

Minneapolis, Minnesota
June 23, 1995